MUNDER INTERNATIONAL SMALL-MID CAP FUND (“FUND”)

Class A, C, K, R, Y & I Shares

Supplement Dated October 31, 2008

to Prospectus Dated October 31, 2008

Important Notice Regarding Change in Investment Policy

On October 1, 2008, Standard & Poor’s changed the name of the Fund’s benchmark from the “S&P®/Citigroup EMI World Ex-U.S. Index” to the “S&P Developed SmallCap Index ex-U.S.” (“Benchmark”). At the same time, Standard & Poor’s changed the composition of the Fund’s Benchmark by reducing the maximum total available market capitalization from the lowest 20% of each country to the lowest 15% of each country.

In order to better reflect the change in the market capitalization of the companies included in the Fund’s Benchmark, the Fund’s advisor has determined to change the Fund’s current investment strategy of investing at least 80% of the Fund’s net assets plus borrowings for investment purposes in securities of small- to mid-capitalization companies to investing at least 80% of the Fund’s net assets plus borrowings for investment purposes in small-capitalization companies. Pursuant to the requirements of Rule 35d-1 under the Investment Company Act of 1940, the Fund has adopted a non-fundamental policy to provide its shareholders with at least sixty (60) days’ prior notice of any change to its current policy to invest 80% of its assets in securities of small- to mid-capitalization companies. Accordingly, until December 30, 2008, the second and third paragraphs under the heading “Principal Investment Strategies” in the Prospectus are replaced in their entirety with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in securities of small- to mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

Small- to mid-capitalization companies are those companies that have market capitalizations of $12 billion or less.

As of December 30, 2008, the above replacement paragraph will no longer be effective. Investors are advised that until the Fund’s policy to invest at least 80% of its assets in securities of small-capitalization companies is effective on December 30, 2008, the Fund’s name remains the “Munder International Small-Mid Cap Fund.” Therefore, all references in the Prospectus to the name “Munder International Small-Cap Fund” are replaced with “Munder International Small-Mid Cap Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE